Exhibit 10.12

COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”), dated February 29, 2004, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, WMG Acquisition Corp., a Delaware corporation, has entered into a Credit Agreement dated as of February 29, 2004, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with WMG Holdings Corp., a Delaware Corporation (“Holdings”), Bank of America, N.A., as the L/C Issuer, the Swing Line Lender and Administrative Agent, the other Agents named therein and the Lenders party thereto.

WHEREAS, as a condition precedent to the making of the Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated February 29, 2004 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Terms defined in the Security Agreement not otherwise define herein are used as defined in the Security Agreement.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain Copyrights of the Grantors, and have agreed as a condition thereof to execute this Copyright Security Agreement for recording with the U.S. Copyright Office and any other appropriate governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owner or existing or hereafter acquired or arising:

(i) each Copyright, owned by the Grantor, including, without limitation, each Copyright registration and application therefore, referred to in Schedule 1 hereto;

(ii) each exclusive Copyright license to which the Grantor is a party, including, without limitation, each Copyright License referred to in Schedule 1 hereto; and

(iii) any and all Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to and supporting obligations relating to, any and

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all of the foregoing, including, without limitation, all Proceeds of and revenues from any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages.

SECTION 2. No Transfer of Grantor’s Rights. Except to the extent expressly permitted in the Credit Agreement, each Grantor agrees not to sell, license, exchange, assign, or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.

SECTION 3. Security for Obligations. The grant of continuing security interest in the Copyright Collateral by each Grantor under this Copyright Security Agreement secures the payment of all Obligations of such Grantor, now or hereafter existing under or in respect of the Finance Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contact causes of action, costs, expenses or otherwise.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Register of Copyrights and any other applicable government office record this Copyright Security Agreement.

SECTION 5. Execution in Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 6. Grants, Rights and Remedies. This Copyright Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the U.S. Copyright Office. The security interest granted hereby has been granted to the Administrative Agent in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 7. Governing Law. This Copyright Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

WMG ACQUISITION CORP.

By:	/s/ Paul Robinson
	Name:	Paul Robinson
	Title:	Vice President

Address for Notices:
c/o Warner Music Group Inc. 75 Rockefeller Plaza New York, New York 10019 Attention: Paul Robinson Telephone: (212) 275-2143 Facsimile: (212) 275-3601

WMG HOLDINGS CORP.

By:	/s/ Paul Robinson
	Name:	Paul Robinson
	Title:	Vice President

Address for Notices:
c/o Warner Music Group Inc. 75 Rockefeller Plaza New York, New York 10019 Attention: Paul Robinson Telephone: (212) 275-2143 Facsimile: (212) 275-3601

Other Grantors:

A. P. SCHMIDT CO.
ATLANTIC/143 L.L.C.
ATLANTIC/MR VENTURES INC.
ATLANTIC/MR II INC.
ATLANTIC RECORDING CORPORATION
BERNA MUSIC, INC.
BIG BEAT RECORDS INC.
BIG TREE RECORDING CORPORATION
BUTE SOUND LLC
CAFE AMERICANA INC.
CHAPPELL & INTERSONG MUSIC GROUP (AUSTRALIA) LIMITED
CHAPPELL AND INTERSONG MUSIC GROUP (GERMANY) INC.
CHAPPELL MUSIC COMPANY, INC.
COTA MUSIC, INC.
COTILLION MUSIC, INC.
CPP/BELWIN, INC.
CRK MUSIC INC.
E/A MUSIC, INC.
ELEKSYLUM MUSIC, INC.
ELEKTRA/CHAMELEON VENTURES INC.
ELEKTRA ENTERTAINMENT GROUP INC.
ELEKTRA GROUP VENTURES INC.
FHK, INC.
FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.
FOSTER FREES MUSIC, INC.
FOZ MAN MUSIC LLC
INSIDE JOB, INC.
INTERSONG U.S.A., INC.
JADAR MUSIC CORP.
LAVA TRADEMARK HOLDING COMPANY LLC
LEM AMERICA, INC.
LONDON-SIRE RECORDS, INC.
MCGUFFIN MUSIC INC.
MIXED BAG MUSIC, INC.
NC HUNGARY HOLDINGS INC.
NEW CHAPPELL INC.
NONESUCH RECORDS INC.
NVC INTERNATIONAL INC.

OCTA MUSIC, INC.
PENALTY RECORDS, L.L.C.
PEPAMAR MUSIC CORP.
REVELATION MUSIC PUBLISHING CORPORATION
RHINO ENTERTAINMENT COMPANY
RICK’S MUSIC INC.
RIGHTSONG MUSIC INC.
RODRA MUSIC, INC.
SEA CHIME MUSIC, INC.
SR/MDM VENTURE INC.
SUMMY-BIRCHARD, INC.
SUPER-HYPE PUBLISHING, INC.
T-BOY MUSIC, L.L.C.
T-GIRL MUSIC, L.L.C.
THE RHYTHM METHOD INC.
TOMMY BOY MUSIC, INC.
TOMMY VALANDO PUBLISHING GROUP, INC.
TRI-CHAPPELL MUSIC INC.
TW MUSIC HOLDINGS INC.
UNICHAPPELL MUSIC INC.
W.B.M. MUSIC CORP.
WALDEN MUSIC INC.
WARNER ALLIANCE MUSIC INC.
WARNER BRETHREN INC.
WARNER BROS. MUSIC INTERNATIONAL INC.
WARNER BROS. PUBLICATIONS U.S. INC.
WARNER BROS. RECORDS INC.
WARNER/CHAPPELL MUSIC, INC.
WARNER/CHAPPELL MUSIC (SERVICES), INC.
WARNER CUSTOM MUSIC CORP.
WARNER DOMAIN MUSIC INC.
WARNER-ELEKTRA-ATLANTIC CORPORATION
WARNER MUSIC BLUESKY HOLDING INC.
WARNER MUSIC DISCOVERY INC.
WARNER MUSIC DISTRIBUTION INC.
WARNER MUSIC GROUP INC.
WARNER MUSIC LATINA INC.
WARNER MUSIC SP INC.
WARNER SOJOURNER MUSIC INC.
WARNERSONGS, INC.
WARNER SPECIAL PRODUCTS INC.

WARNER STRATEGIC MARKETING INC.
WARNER-TAMERLANE PUBLISHING CORP.
WARPRISE MUSIC INC.
WB GOLD MUSIC CORP.
WB MUSIC CORP.
WBM/HOUSE OF GOLD MUSIC, INC.
WBPI HOLDINGS LLC
WBR MANAGEMENT SERVICES INC.
WBR/QRI VENTURE, INC.
WBR/RUFFNATION VENTURES, INC.
WBR/SIRE VENTURES INC.
WE ARE MUSICA INC.
WEA EUROPE INC.
WEA INC.
WEA INTERNATIONAL INC.
WEA LATINA MUSICA INC.
WEA MANAGEMENT SERVICES INC.
WIDE MUSIC, INC.
WMG MANAGEMENT SERVICES INC.
WMG TRADEMARK HOLDING COMPANY LLC

All by:	/s/ Paul Robinson
	Name:	Paul Robinson
	Title:	Vice President